Property plant and equipment net (Tables)	12 Months Ended
Sep. 30, 2022
Property, plant and equipment, net
Schedule of property, plant and equipment, stated at cost less accumulated depreciation
	As of	As of
	September 30,	September 30,
	2022	2021
Plant, machinery and equipment	$64,449	$70,113
Transportation equipment	49,241	54,362
Office equipment	20,254	21,474
Subtotal	133,944	145,949
Accumulated depreciation	(89,076)	(66,467)
Total	$44,868	$79,482